SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 20, 2006

SONIC FOUNDRY, INC.

(Exact name of Registrant as specified in Charter)

MARYLAND	1-14007	39-1783372

(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

222 W. Washington Avenue, Suite 775, Madison, WI 53703

(Address of Principal Executive Offices/Zip Code)

Registrant’s telephone number, including area code: (608) 443-1600

Not Applicable

(Former Name or Former Address, if Changed Since

Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

____	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

____	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

INFORMATION TO BE INCLUDED IN THE REPORT

      ITEM 1.01             Entry into a Material Definitive Agreement

      ITEM 8.01             Other Events

      ITEM 9.01             Exhibits

SIGNATURE

EXHIBIT INDEX

EXHIBIT 10.1

EXHIBIT 99.1

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 20, 2006, Sonic Foundry, Inc., a Maryland corporation (“Sonic Foundry”), entered into an underwriting agreement (the “Underwriting Agreement”) with Robert W. Baird & Co. Incorporated (“Baird”). Pursuant to the Underwriting Agreement, Baird agreed to purchase up to an aggregate of 3,000,000 shares (the “Shares”) of common stock of the Company, par value $0.01 per share (“Common Stock”). The price per Share to Baird is $3.525 per Share, and the Underwriter will initially offer the shares to the public at $3.75 per share.

The offering of the Shares was made under a registration statement on Form S-3 filed by the Company on November 16, 2006, File No. 333-138769, as amended by Amendment No. 1 to Form S-3 on December 8, 2006, pursuant to the Securities Act of 1933, as amended (the “Registration Statement”), including a prospectus dated December 14, 2006 and a prospectus supplement dated December 21, 2006 (collectively, the “Prospectus”). The Shares are expected to be delivered to Baird on December 27, 2006.

The Underwriting Agreement provides that Baird’s obligations to purchase the Shares depends on the satisfaction of the conditions contained in the Underwriting Agreement. The conditions contained in the Underwriting Agreement include the condition that the representations and warranties made by Sonic Foundry to Baird are true and that Sonic Foundry delivers to Baird customary closing documents.

Sonic Foundry has agreed to indemnify Baird against certain liabilities, including liabilities under the federal securities laws, or to contribute to payments that may be required to be made in respect of these liabilities. In addition, Sonic Foundry has agreed that, for a period of 90 days from the date of the Prospectus, Sonic Foundry will not, without the prior written consent of Baird (which consent may be withheld at the sole discretion of Baird), directly or indirectly, sell, offer, contract or grant any option to sell, pledge, transfer or establish an open “put equivalent position” within the meaning of Rule 16a-1(h) under the Securities Exchange Act of 1934, or otherwise dispose or transfer, or announce the offering of, or file any registration statement under the Securities Act of 1933 in respect of, any shares of Common Stock, options or warrants to acquire shares of Common Stock or securities exchangeable or exercisable for or convertible into shares of Common Stock, except for the sale to Baird pursuant to the Underwriting Agreement and the issuance of shares of common stock or options to purchase common stock, or shares of common stock upon exercise of options, pursuant to any stock option, stock bonus or other stock plan or arrangement existing on the date of the Underwriting Agreement.

A copy of the Underwriting Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement.

ITEM 8.01	OTHER EVENTS

On December 21, 2006, Sonic Foundry issued a press release announcing the pricing of the underwritten offering of the Shares. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K, and the contents thereof are incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits

The exhibits listed below are being furnished pursuant to Item 9.01.

Exhibit Number	Description

10.1	Underwriting Agreement between the Company and Robert W. Baird & Co. Incorporated dated December 20, 2006.

99.1	Press Release dated December 21, 2006

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 21, 2006	SONIC FOUNDRY, INC.

	By:	/s/ Kenneth A. Minor
Kenneth A. Minor Chief Financial Officer

SONIC FOUNDRY, INC.

EXHIBIT LIST

Exhibit Number	Description

10.1	Underwriting Agreement between the Company and Robert W. Baird & Co. Incorporated dated December 20, 2006.

99.1	Press Release dated December 21, 2006.